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                                                                   EXHIBIT 10(p)


                        FIRST AMENDMENT TO FIFTH AMENDED
                         AND RESTATED SYSCO CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



     WHEREAS, by unanimous written consent of the Board of Directors of Sysco Corporation (the "Company"), the Company approved an amendment to the Fifth Amended and Restated Sysco Corporation Supplemental Executive Retirement Plan (the "Plan") as more particularly set forth below;

     NOW, THEREFORE, the Plan is hereby amended as follows:

     I. Defined Terms. Initially capitalized terms used in this Amendment which are not otherwise defined by this Amendment are used with the same meaning ascribed to such terms in the Plan.

     II.  Amendment. Section 1.18 of the Plan is amended by deleting such
Section 1.18 in its entirety and substituting the following in lieu thereof:

          "1.18 Subsidiary. "Subsidiary" means (a) any corporation which is a member of a "controlled group of corporations" which includes Sysco, as defined in Code Section 414(b), (b) any trade or business under "common control" with Sysco, as defined in Code Section 414(c), (c) any organization which is a member of an "affiliated service group" which includes Sysco, as defined in Code
Section 414(m), (d) any other entity required to be aggregated with Sysco pursuant to Code Section 414(o), and (e) any other organization or employment location designated as a "Subsidiary" by resolution of the Board of Directors."

     III. Effectiveness. This Amendment shall be effective as of June 29, 1997.

     IV. Ratification. Except as herein above amended and modified, the Plan shall remain in full force and effect without further modification or amendment. Ratification.

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     IN WITNESS WHEREOF, the Company has caused this First Amendment to be effective as of June 29, 1997 in accordance with Section 9.1 of the Plan and the authority provided by the Board of Directors.



                                     SYSCO CORPORATION



                                     By: /s/ MICHAEL C. NICHOLS
                                        ----------------------------------------
                                     Name:   Michael C. Nichols
                                     Title:  Vice President


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